UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 22, 2014

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
P.O. Box 1000
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2014, the Board of Directors elected Niall Ferguson as a director of Affiliated Managers Group, Inc. (the “Company”).  Mr. Ferguson is Laurence A. Tisch Professor of History at Harvard University, and a Senior Fellow at the Hoover Institution, Stanford University.  He is a frequent commentator on contemporary and historical politics and economics and has published fourteen award-winning bestsellers, including most recently “Civilization: The West and the Rest” and “The Great Degeneration: How Institutions Decay and Economies Die”.  In 2009 his six-part television series “The Ascent of Money” won the International Emmy for Best Documentary.  In 2010 he won the Benjamin Franklin Award for Public Service, in 2012 the Hayek Prize for Lifetime Achievement and in 2013 the Ludwig Erhard Prize for Economic Journalism.  Mr. Ferguson is a member of the board of trustees of the American Academy in Berlin, the Museum of American Finance and the New York Historical Society.  He is also the founder of Greenmantle, a macroeconomic and geopolitical advisory firm.

Under the Company’s customary director equity arrangements, in connection with his election as a director, the Company granted Mr. Ferguson stock options to purchase 1,063 shares of Common Stock and $40,000 of stock units under the Company’s Deferred Compensation Plan.

A copy of the press release announcing Mr. Ferguson’s election is furnished as Exhibit 99.1 hereto.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1*	Press Release issued by the Company on April 22, 2014 announcing the election of Mr. Niall Ferguson to the Board of Directors of the Company.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: April 24, 2014	By:	/s/ John Kingston, III
Name: John Kingston, III
Title: Vice Chairman, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by the Company on April 22, 2014 announcing the election of Mr. Niall Ferguson to the Board of Directors of the Company.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.